SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________
                                   FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 2, 2007

                           TRIVIEW GLOBAL FUND, LLC
              (Exact Name of Registrant as Specified in Charter)
                   ________________________________________

DELAWARE			333-108629		20-0069251
(State or Other 		(Commission File No.)	(IRS Employee
Jurisdiction of Incorporation 				Identification No.)
or Organization)

                             505 Brookfield Drive
                             Dover, Delaware 19901
                   (Address of Principal Executive Offices)

                                (800) 331-1532
                        (Registrant's Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[  ]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1. Registrant's Business and Operations.

None.

Item 2. Financial Information

None.

Item 3. Securities and Trading Markets.

None.

Item 4.01	Changes in Registrant's Certifying Accountant.

None.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a
Related Audit Report or Completed Interim Review.

(a) Michael Pacult, as sole officer and director of the corporate managing member and as the sole individual managing member of the Registrant, has concluded that previously issued quarterly and annual financial statements of the Registrant should no longer be relied upon because of a change in the date expenses are charged, which has resulted in substantial changes to the net loss reported for prior reporting periods.

  (1) On August 2, 2007, Mr. Pacult concluded that the Registrant's financial statements for the first quarter of 2007 and the years ended 2006 and 2005 cannot be relied on and a restatement of those financial statements will be required.

  (2) These restatements are required because the Securities and Exchange Commission ("SEC") requested revision of the Registrant's financial statements to expense reimbursable organizational costs in accordance with SOP 98-5 and reflect reimbursable offering costs as a reduction to fund capital as of the initial effective date of the offering, November 3, 2005. To comply with this request, the Registrant will account for this as follows:

        For financial reporting purposes in conformity with U.S. GAAP, on the Fund's initial effective date, November 3, 2005, the Fund deducted the total initial offering costs as of that date from Members' capital and began expensing all offering costs. For all other purposes, including determining the Net Asset Value per Unit for subscription and redemption purposes, the Fund will reimburse the offering costs upon the commencement of business and amortize them for twelve months.

  (3) Mr. Pacult has discussed the matter disclosed in this filing with Jordan Patke and Associates, Ltd., certified public accountants, the Registrant's independent auditor.

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  (4)  The Registrant will restate its previously issued financial statements for (1) the period ended March 31, 2007 appearing in the Registrant's Form 10-Q filed May 21, 2007 and (2) the years ended 2005 and 2006 appearing in the Registrant's Form 10-K filed April 3, 2007 as amended July 3, 2007. The Registrant is working diligently to complete the restatement and to file the appropriate Form 10-Q/A and 10-K/A within three weeks of the event.

Item 5.	Corporate Governance and Management.

None.

Item 6. Asset-Backed Securities.

None.

Item 7. Regulation FD.

None.

Item 8. Other Events.

None.

Item 9. Financial Statements and Exhibits.

None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

				Registrant:  TriView Global Fund, LLC
 				By TriView Capital Management, Inc.
 				Its Managing Member


Date: August 7, 2007	 	By: /s/ Michael Pacult
				Mr. Michael P. Pacult
				Sole Director, Sole Shareholder
				President and Treasurer


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